DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated February 28, 2020

Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio Managers — I. Delaware Management Company — Other Accounts Managed”:
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2019 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
J. David Hillmeyer
Registered Investment Companies	13	$18.6 billion	0	$0
Other Pooled Investment Vehicles	4	$1.0 billion	0	$0
Other Accounts	11	$4.3 billion	1	$1.0 billion
Daniela Mardovici
Registered Investment Companies	7	$15.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0

Effective September 30, 2020, the following replaces the information in the section of the chart entitled “Portfolio Managers — I. Delaware Management Company — Ownership of Fund Shares”:
Ownership of Fund Shares

As of Oct. 31, 2019, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of the Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
J. David Hillmeyer	Delaware Diversified Income Fund	None directly; $10,001‑$50,000 notionally[3]
Daniela Mardarovici	Delaware Diversified Income Fund	$100,001‑$500,000; none notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3
The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund's returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

Please keep this Supplement for future reference.

This Supplement is dated August 26, 2020.